UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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Current Report
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
August 9, 2016
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ECHELON CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation)	000-29748 (Commission File Number)	77-0203595 (I.R.S. Employer Identification No.)
2901 Patrick Henry Drive Santa Clara, California 95054 (Address of principal executive offices) (Zip Code)
Registrant’s telephone number including area code: (408) 938-5200 (Former name or address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01    Changes in Registrant’s Certifying Accountant.

On August 9, 2016 (the “Dismissal Date”), the Audit Committee of the Board of Directors of Echelon Corporation (the “Company”) approved the dismissal of KPMG LLP and the appointment of Armanino LLP as the Company’s new independent registered public accounting firm.

The Company notified KPMG LLP of its dismissal on the Dismissal Date. The audit reports of KPMG LLP on the Company’s consolidated financial statements for the fiscal years ended December 31, 2015 and December 31, 2014 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2015 and December 31, 2014, and in the subsequent interim period through the Dismissal Date, (i) there were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope and procedures, which disagreements, if not resolved to the satisfaction of KPMG LLP, would have caused KPMG LLP to make reference in connection with their opinion to the subject matter of the disagreement, and (ii) there were no “reportable events” (as such term is defined in Item 304(a)(i)(v) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended (“Regulation S-K”)).

The Company provided KPMG LLP with a copy of the foregoing disclosures and requested KPMG LLP to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above disclosures. A copy of the letter, dated August 9, 2016, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

During the fiscal years ended December 31, 2015 and December 31, 2014, and during the subsequent interim period through the Dismissal Date, the Company did not consult Armanino LLP regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, or any matter that was either the subject of a “disagreement” with its former accountants or a “reportable event” as those terms are defined in Item 304 of Regulation S-K.
Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
16.1	Letter from KPMG LLP to the Securities and Exchange Commission regarding a change in certifying accountant.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
ECHELON CORPORATION
By:    /s/ C. Michael Marszewski
C. Michael Marszewski
Vice President and Chief Financial Officer
Dated:    August 9, 2016

EXHIBIT INDEX

Exhibit No.	Description
16.1	Letter from KPMG LLP to the Securities and Exchange Commission regarding a change in certifying accountant.